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                                                                   Exhibit 10.63

                       THIRD AMENDMENT TO LOAN AGREEMENT{PRIVATE}
                       ---------------------------------


          THIS THIRD AMENDMENT TO LOAN AGREEMENT, dated as of December 31, 1996 (this "Amendment"), is between AMERICAN WASTE SERVICES, INC., an Ohio corporation (the "Company"), the banks set forth on the signature pages hereof (collectively, the "Banks") and NBD BANK, formerly known as NBD Bank, N.A., as agent for the Banks (in such capacity, the "Agent").


                                   RECITALS
                                   --------

          A. The Company, the Banks and the Agent are parties to a Loan Agreement, dated as of December 23, 1994, as amended by a First Amendment to Loan Agreement dated as of October 19, 1995 and a Second Amendment to Credit Agreement dated as of February 19, 1996 (as now and hereafter amended, the "Loan Agreement"), pursuant to which the Banks agreed, subject to the terms and conditions thereof, to extend credit to the Company.

          B. The Company has requested that the Agent and the Banks amend certain terms and provisions of the Loan Agreement and the Agent and the Banks are willing to do so strictly in accordance with the terms hereof.


                                     TERMS
                                     -----

          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


                                  ARTICLE 1.
                                  AMENDMENTS
                                  ----------

          Upon fulfillment of the conditions set forth in Article 3 hereof, the Loan Agreement shall be amended as follows:

          1.1   Section 1.1 shall be amended as follows:

                (a) The definition of "Applicable Floating Rate Margin" shall be amended by deleting "37.5 basis points" and inserting "0 basis points" in place thereof.

                (b) The definition of "Maturity Date" shall be amended by deleting the reference therein to "Effective Date" and inserting "Third Amendment Effective Date" in place thereof.
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                (c)  The definition of "Termination Date" shall be amended by deleting the reference to "three (3) years from the Effective Date" and inserting "December 31, 2000".

                (d) A new definition of "Third Amendment Effective Date" shall be added in appropriate alphabetical order as set forth below:

               "Third Amendment Effective Date" shall mean December 31, 1996.
                ------------------------------

          1.2 Section 2.1(b) shall be amended by deleting the reference to "$10,000,000" and inserting "$13,000,000" in place thereof.

          1.3 Section 2.3(a) shall be amended by deleting "five-eighths of one percent (5/8 of 1%)" and inserting "three-eighths of one percent (3/8 of 1%)".

          1.4 Section 2.9 shall be deleted and the following shall be inserted in place thereof:

                2.9 Minimum Amounts.  Except for Advances which exhaust the
                    ----------------
                entire remaining amount of the Commitments, each Advance (other than a Letter of Credit Advance) shall be in a minimum amount of, with respect to Eurodollar Rate Loans, $500,000.00 and in an integral multiple of $100,000.00, with respect to Floating Rate Loans, $100,000.00 and in an integral multiple of $100,000.00 and each Letter of Credit Advance may be in any amount.

          1.4   Section 5.2 shall be amended as follows:

                (a) Section 5.2(a) shall be deleted and the following shall be inserted in place thereof:

                     (a)  Intentionally reserved.

                (b) Section 5.2(b) shall be deleted in its entirety and the following shall be inserted in place thereof:

                     (b) Tangible Net Worth.  Permit or suffer Consolidated
                         -------------------
          Tangible Net Worth of the Company and its Subsidiaries as of the end of any fiscal quarter of the Company to be less than the sum of (i) $62,000,000 plus (ii) an amount equal to 50% of the Cumulative Net Income of the Company and its Subsidiaries.

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                (c)  Section 5.2(d) shall be deleted in its entirety and the following shall be inserted in place thereof:

                     (d) Cash Flow Coverage Ratio.  Permit or suffer the
                         -------------------------
          Consolidated Cash Flow Coverage Ratio of the Company and its Subsidiaries to be less than (i) 1.0 to 1.0 for the period from and including the Third Amendment Effective Date to and including December 31, 1997 and (ii) thereafter, 1.15 to 1.0, in each case, calculated as of the end of each fiscal quarter for the four (4) consecutive fiscal quarters then ending. For purposes of calculating the foregoing, the Current Portion of Funded Indebtedness will include Revolving Credit Loans to the extent required to be so classified under generally accepted accounting principals and the effect of the following items shall be excluded: (i) a one-time charge not to exceed $6,820,856 to be taken in the fourth quarter of fiscal year 1995 related to closure and post-closure obligations of East Liverpool Landfill, Inc., a subsidiary of the Company, pursuant to a Trust Agreement dated February 3, 1993 between East Liverpool Landfill, Inc. and The Second National Bank of Warren, as trustee, (ii) a write-down of the value of the landfill located in East Liverpool, not to exceed $11,685,216, to be taken in the fourth quarter of fiscal year 1995 and (iii) the following items to be taken in the fourth quarter of fiscal year 1995:
          (A) a write-down of Dart assets in the amount of $291,991, (B) a reserve in the amount of $940,500 related to legal action involving the Indiana Department of Environmental Management and (C) a prepayment premium in the amount of $750,391.

          1.5 Sections 5.2(e) shall be amended by deleting the reference therein to "1.5 to 1" and inserting "2.25 to 1" in place thereof.


                                  ARTICLE 2.
                                REPRESENTATIONS
                                ---------------

          The Company represents and warrants to the Agent and the Banks that:

          2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

          2.2 This Amendment is the legal, valid and binding obligation of the Company enforceable against it in accordance with the terms hereof subject to the effects of any applicable

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bankruptcy, insolvency, reorganization, moratorium or other law affecting creditors' rights generally, and to the effects of general principles of equity.

          2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article 4 of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          2.4 No Event of Default or any event or condition which might become an Event of Default with notice or lapse of time, or both, exists or has occurred and is continuing on the date hereof.


                                  ARTICLE 3.
                          CONDITIONS OF EFFECTIVENESS
                          ---------------------------

          This Amendment shall not become effective until each of the following has been satisfied:

          3.1 This Amendment shall be signed by the Company, the Banks and the Agent.

          3.2 Each of the Guarantors shall have executed the Consent and Agreement at the end of this Amendment.

          3.3 The Company shall have paid an amendment fee for the pro rata benefit of the Banks in an amount equal to $18,000.


                                  ARTICLE 4.
                                 MISCELLANEOUS
                                 -------------

          4.1 References in the Loan Agreement or in any note, certificate, instrument or other document to the "Loan Agreement" shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

          4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

          4.3 The Company acknowledges and agrees that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Loan Agreement and all actions taken by the Agent and the Banks are reasonable and appropriate under the circumstances and within their rights under the Loan Agreement and all other documents executed in connection therewith and otherwise available. The Company represents

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and warrants that it is not aware of any claims or causes of action against the
Bank, any participant lender or any of their successors or assigns.

          4.4 Except as expressly amended hereby, the Company agrees that the Credit Agreement, the Notes, the Guaranties and all other documents and agreements executed by the Company in connection with the Loan Agreement in favor of the Agent or any Bank are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

          4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of December 31, 1996, to be effective as of the Third Amendment Effective Date.


                              AMERICAN WASTE SERVICES, INC.


                              By: /s/ Timothy C. Coxson
                                  _____________________________________

                                Its: Chief Financial Officer
                                     ________________________________


                              NBD BANK, INDIVIDUALLY AS A BANK AND AS AGENT


                              By: /s/ Andrew W. Strait
                                  _____________________________________

                                Its: Vice President
                                     ________________________________


                              THE SECOND NATIONAL BANK OF WARREN


                              By: /s/ Norman H. Babcock
                                 ___________________________________

                                Its: Vice President
                                    _________________________________

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                             CONSENT AND AGREEMENT
                             ---------------------


          As of the date and year first above written, each of the undersigned hereby:

          (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it;

          (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Banks (collectively, the "Security Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Security Document; and

          (c) acknowledges that its consent and agreement hereto is a condition to the Bank's obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                              MAHONING LANDFILL, INC.


                              By: /s/ Timothy C. Coxson
                                  ___________________________________

                                Its: Chief Financial Officer
                                     _________________________________


                              DARTAMERICA, INC.


                              By: /s/ Pamela J. Corso
                                  ___________________________________

                                Its: Vice President, Administration
                                     _________________________________


                              EARTH SCIENCES CONSULTANTS, INC.


                              By: /s/ George P. Ellis
                                  ___________________________________

                                Its: CEO
                                     ________________________________


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                              ANTECH, LTD.


                              By: /s/ David M. Miller
                                  ___________________________________

                                Its: President
                                     _________________________________

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